UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2010
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 541-7777
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed by Pinnacle Entertainment, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 to reflect its Casino Magic Argentina operations and Atlantic City operations and related assets as held for sale for the year ended December 31, 2009 and the results of those operations as discontinued operations for all periods presented.
The SEC requires the same classifications for discontinued operations as is required by generally accepted accounting principles when a registrant incorporates by reference financial statements (or amends a previously filed registration, proxy or information statement). Accordingly, the Company is filing this Form 8-K to reflect the impact of this reclassification of its Casino Magic Argentina operations and Atlantic City operations to assets held for sale and as discontinued operations for previously issued financial statements.
The following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) are presented in this Form 8-K:
• Updated Part II—Item 6. Selected Financial Data—Selected Financial Data for the five years ended December 31, 2009, that were originally filed in Part II, Item 6 of the Company’s Form 10-K;
• Updated Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in Part II, Item 7 of the Form 10-K;
• Updated Part II—Item 8. Financial Statements and Supplementary Data—Financial Statements (including related notes to the consolidated financial statements) and Supplementary Data as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007 that were originally filed in Part II, Item 8 of the Form 10-K; and
• Updated Part IV—Item 15. Exhibits and Financial Statement Schedules—for Schedule II—Valuation and Qualifying Accounts only, for the years ended December 31, 2009, 2008 and 2007 that was originally filed in Part IV, Item 15 of the Form 10-K.
These sections have only been updated for the reclassification of the Company’s Casino Magic Argentina operations and Atlantic City operations as held for sale for the year ended December 31, 2009 and the results of operations of Casino Magic Argentina and Atlantic City as discontinued operations for all periods presented. These sections have not been updated for other events occurring after the filing date of the Form 10-K, except for subsequent event disclosures included in Note 14, Subsequent Events, of Part II, Item 8, Financial Statements and Supplementary Data.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description of Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 23.2	Consent of Deloitte & Touche LLP.

Exhibit 99.1	Sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”):

Updated Part II—Item 6. Selected Financial Data—Selected Financial Data for the five years ended December 31, 2009, that were originally filed in Part II, Item 6 of the Company’s Form 10-K.

Updated Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in Part II, Item 7 of the Form 10-K.

Updated Part II—Item 8. Financial Statements and Supplementary Data—Financial Statements (including related notes to the consolidated financial statements) and Supplementary Data as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007 that were originally filed in Part II, Item 8 of the Form 10-K.

Updated Part IV—Item 15. Exhibits and Financial Statement Schedules—for Schedule II—Valuation and Qualifying Accounts only, for the years ended December 31, 2009, 2008 and 2007 that was originally filed in Part IV, Item 15 of the Form 10-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: June 18, 2010	By:	/s/ Stephen H. Capp
Stephen H. Capp,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 23.2	Consent of Deloitte & Touche LLP.

Exhibit 99.1	Sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”):

Updated Part II—Item 6. Selected Financial Data—Selected Financial Data for the five years ended December 31, 2009, that were originally filed in Part II, Item 6 of the Company’s Form 10-K.

Updated Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in Part II, Item 7 of the Form 10-K.

Updated Part II—Item 8. Financial Statements and Supplementary Data—Financial Statements (including related notes to the consolidated financial statements) and Supplementary Data as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007 that were originally filed in Part II, Item 8 of the Form 10-K.

Updated Part IV—Item 15. Exhibits and Financial Statement Schedules—for Schedule II—Valuation and Qualifying Accounts only, for the years ended December 31, 2009, 2008 and 2007 that was originally filed in Part IV, Item 15 of the Form 10-K.

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